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                                                                    EXHIBIT 99.3

             SALE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000

      These Sale Agreement Master Securitization Terms Number 1000 ("Master Sale Terms") dated as of February 15, 2005 among SLM Funding LLC (in such capacity, the "Seller"), SLM Student Loan Trust 2005-2 (the "Purchaser"), and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee (the "Interim Eligible Lender Trustee") for the benefit of the Seller under the Funding Interim Trust Agreement dated as of February 1, 2005 between the Seller and the Interim Eligible Lender Trustee, and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Eligible Lender Trustee on behalf of SLM Student Loan Trust 2005-2 (the "Eligible Lender Trustee"), shall be effective upon execution by the parties hereto. References to the Seller herein mean the Interim Eligible Lender Trustee, and references to the Purchaser mean the Eligible Lender Trustee, for all purposes involving the holding or transferring of legal title to the Trust Student Loans.

      WHEREAS, the Seller is the owner of certain student loans guaranteed under the Higher Education Act;

      WHEREAS, legal title to such loans is vested in the Interim Eligible Lender Trustee, as trustee for the benefit of the Seller as the sole beneficiary;

      WHEREAS, the Seller may desire to sell its interest in such loans from time to time and the Purchaser may desire to purchase such loans from the Seller;

      WHEREAS, the Purchaser desires to purchase from the Seller the portfolio of Initial Loans;

      WHEREAS, from time to time following the Closing Date until the end of the Supplemental Purchase Period, the Seller may desire to sell Additional Loans and the Purchaser may purchase such Additional Loans in accordance with these Master Sale Terms and the related Additional Sale Agreement;

      WHEREAS, from time to time, Seller may substitute loans in accordance with these Master Terms; and

      WHEREAS, the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such loans for the benefit of the Purchaser.

      NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1. TERMS

      These Master Sale Terms establish the terms under which the Seller (and with respect to legal title, the Interim Eligible Lender Trustee for the benefit of the Seller) may sell and the Purchaser (and with respect to legal title, the Eligible Lender Trustee on behalf of the Purchaser) may purchase the Loans (and all obligations of the Borrowers thereunder) specified in the Initial Sale Agreement with respect to the Initial Loans or each Additional Sale Agreement with respect

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to any Additional Loans or Substituted Loans as the parties may execute from time to time pursuant to these Master Sale Terms. The Initial Sale Agreement and each Additional Sale Agreement, as applicable, shall be substantially in the form of Attachment A and Attachment C hereto, respectively, in each case incorporating by reference the terms of these Master Sale Terms, and shall be a separate agreement among the Seller, the Purchaser, the Eligible Lender Trustee for the benefit of the Purchaser, and the Interim Eligible Lender Trustee for the benefit of the Seller with respect to the Loans covered by the terms of the Initial Sale Agreement or the related Additional Sale Agreement, as applicable. If the terms of the Initial Sale Agreement or an Additional Sale Agreement conflict with the terms of these Master Sale Terms, the terms of the Initial Sale Agreement or the related Additional Sale Agreement, as applicable, shall supersede and govern.

SECTION 2. DEFINITIONS

      Capitalized terms used but not otherwise defined herein, including in the related Sale Agreement and Bill of Sale, shall have the definitions set forth in Appendix A to the Indenture dated as of February 1, 2005, among the Eligible Lender Trustee on behalf of the Trust, the Trust and the Indenture Trustee, as may be amended or supplemented from time to time.

      For purposes hereof:

      (A) "Account" means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

      (B) "Additional Bill of Sale" means each document, in the form of Attachment D hereto, executed by an authorized officer of the Interim Eligible Lender Trustee for the benefit of the Seller and the Eligible Lender Trustee for the benefit of the Purchaser which shall: (i) set forth the list and certain terms of (a) Additional Loans offered by the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller and accepted for purchase by the Eligible Lender Trustee for the benefit of the Purchaser, including the Additional Loans Purchase Price for the Additional Loans being sold thereunder or (b) Substituted Loans substituted by Seller, (ii) sell, assign and convey to the Eligible Lender Trustee, for the benefit of the Purchaser and its assignees, all right, title and interest of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller in the Additional Loans or Substituted Loans, as applicable, listed on the related Additional Bill of Sale and
      (iii) certify that the representations and warranties made by the Seller pursuant to Sections 5(A) and (B) of these Master Sale Terms are true and correct.

      (C) "Additional Loan" means the Eligible Loans evidenced by a Note or Notes sold from time to time during the Supplemental Purchase Period pursuant to an Additional Sale Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

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      (D) "Additional Loans Purchase Price" means the dollar amount representing the aggregate purchase price of the related Additional Loans as specified in the applicable Additional Sale Agreement.

      (E) "Additional Sale Agreement" means each Additional Sale Agreement (including the related Additional Bill of Sale, the related Blanket Endorsement and any attachments thereto), substantially in the form of Attachment C hereto (of which these Master Sale Terms form a part by reference, provided that in the event of a substitution, the form will be modified accordingly), to be executed by the Seller and the Interim Eligible Lender Trustee (for the benefit of the Seller), the Purchaser and the Eligible Lender Trustee (for the benefit of the Purchaser) which certifies that the representations and warranties made by the Seller as set forth in Sections 5(A) and (B) of these Master Sale Terms are true and correct as of the related Purchase Date.

      (F) "Bill of Sale" means the Initial Bill of Sale or an Additional Bill of Sale, as applicable.

      (G) "Borrower" means the obligor on a Loan.

      (H) "Consolidation Loan" means a Loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

      (I) "Cutoff Date" means the Initial Cutoff Date, Statistical Cutoff Date or any Subsequent Cutoff Date, as applicable.

      (J) "Eligible Loan" means a Loan offered for sale or substituted by Seller under a Sale Agreement which as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, is current or not more past due than permitted under such Sale Agreement in payment of principal or interest and which meets the following criteria as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Bill of Sale, in the case of any Additional Loan or Substituted Loan:

            (i) is a Stafford Loan, a PLUS Loan or SLS Loan and is not a Consolidation Loan;

            (ii) is owned by the Seller and is fully disbursed;

            (iii) is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan;

            (iv) bears interest at a stated rate of not less than the maximum rate permitted under the Higher Education Act for such Loan;

            (v) is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such Loan;

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            (vi) if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

            (vii) is current or no payment of principal or interest shall be more than 210 days past due as of the Statistical Cutoff Date, in the case of the Initial Loans, or in relation to any Additional Loan or Substituted Loan, the related Subsequent Cutoff Date;

            (viii) the last disbursement was before the Statistical Cutoff Date, in the case of the Initial Loans, or before the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan;

            (ix) is supported by the following documentation:

                        1.    loan application, and any supplement thereto,

                        2. original promissory note and any addendum thereto (or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold) or the electronic records evidencing the same,

                        3.    evidence of guarantee,

                        4. any other document and/or record which the Purchaser may be required to retain pursuant to the Higher Education Act,

                        5. if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Statistical Cutoff Date, in the case of the Initial Loans, or, the related Subsequent Cutoff Date, in the case of any Additional Loan or Substitute Loan and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower's behalf to principal and interest on the Loan,

                        6. if applicable, documentation which supports periods of current or past deferment or past forbearance,

                        7. if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all

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                              letters and other correspondence relating to due
                              diligence processing,

                        8. if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

                        9. if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower's school(s) have been notified, and

                        10. if applicable, a record of any event resulting in a change to or confirmation of any data in the Loan file.

      (K) "Excess Distribution Certificate" means the certificate, substantially in the form of Exhibit A to the Trust Agreement, evidencing the right to receive payments thereon as set forth in Sections 2.8(m) and 2.9(f) of the Administration Agreement.

      (L) "Initial Bill of Sale" means the document, in the form of Attachment B hereto, executed by an authorized officer of the Interim Eligible Lender Trustee for the benefit of the Seller and the Eligible Lender Trustee for the benefit of the Purchaser which shall (i) set forth the applicable Initial Loans offered by the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller and accepted for purchase by the Eligible Lender Trustee for the benefit of the Purchaser, (ii) sell, assign and convey to the Eligible Lender Trustee for the benefit of the Purchaser and its assignees all rights, title and interest of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller in the Initial Loans listed on that Bill of Sale and (iii) certify that the representations and warranties made by the Seller as set forth in Sections 5 (A) and (B) of these Master Sale Terms are true and correct.

      (M) "Initial Cutoff Date" means February 15, 2005.

      (N) "Initial Loans" means the Eligible Loans evidenced by the Notes sold on the Closing Date pursuant to the Initial Sale Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

      (O) "Initial Payment" means the dollar amount specified as the "Initial Payment" in the applicable Sale Agreement.

      (P) "Initial Sale Agreement" means the Sale Agreement (including the related Blanket Endorsement, Initial Bill of Sale and any attachments thereto) substantially in the form of Attachment A hereto (of which these Master Sale Terms form a part by reference), to be executed by the Seller, the Interim Eligible Lender Trustee for the benefit of the Seller, the Purchaser and the Eligible Lender Trustee for the benefit of the Purchaser, which shall certify that the representations and warranties made by the Seller as set forth in Sections 5 (A) and (B) of these Master Sale Terms are true and correct as of the Closing Date.

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      (Q) "Loan" means an Initial Loan, Additional Loan or Substituted Loan, as
      applicable, offered for sale and purchased, or substituted, pursuant to the related Sale Agreement.

      (R) "Loan Transmittal Summary Forms" means the forms related to each Bill of Sale provided to the Seller by the Purchaser and completed by the Seller which list, by Borrower, (i) the Loans subject to the related Bill of Sale and (ii) the outstanding Principal Balance and accrued interest thereof as of the related Cutoff Date.

      (S) "Note" means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower's obligation with regard to a student loan guaranteed under the Higher Education Act or the electronic records evidencing the same.

      (T) "PLUS Loan" means a Loan which was made pursuant to the PLUS Program established under Section 428B of the Higher Education Act (or predecessor provisions).

      (U) "Principal Balance" means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any), less amounts which may not be insured (such as late charges).

      (V) "Purchase Date" means with respect to the Initial Loans, the Closing Date, and with respect to any Additional Loans or Substituted Loans, the date of the related Additional Bill of Sale.

      (W) "Purchase Price" means the Initial Payment or the Additional Loans Purchase Price, as applicable.

      (X) "Purchased Loans" means, with respect to each Sale Agreement, the Loans offered for sale and purchased or substituted pursuant to such Sale Agreement.

      (Y) "Sale Agreement" means the Initial Sale Agreement or an Additional Sale Agreement, as applicable.

      (Z) "Secretary" means the United States Secretary of Education or any successor.

      (AA) "SLM ECFC Master Purchase Terms" means the Purchase Agreement Master Securitization Terms Number 1000 dated February 15, 2005, among SLM Education Credit Finance Corporation, as seller, SLM Funding LLC and the Interim Eligible Lender Trustee for the benefit of SLM Funding LLC.

      (BB) "SLS Loan" means a Loan which was made pursuant to the Supplemental Loans for Students Program established under Section 428A of the Higher Education Act (or predecessor provisions), including Loans referred to as ALAS Loans or Student PLUS Loans.

      (CC) "Stafford Loan" means a Subsidized Stafford Loan or an Unsubsidized Stafford Loan.

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      (DD) "Statistical Cutoff Date" means January 26, 2005.

      (EE) "Subsequent Cutoff Date" means the date specified in the related Additional Sale Agreement agreed to by the Seller and the Purchaser for the purposes of determining the Principal Balance and accrued interest to be capitalized, as applicable, for purposes of completing each related Loan Transmittal Summary Form.

      (FF) "Subsidized Stafford Loan" means a Loan for which the interest rate is governed by Section 427A(a) or 427A(d) of the Higher Education Act.

      (GG) "Substituted Loans" means the Eligible Loans evidenced by a Note or Notes substituted by the Seller, pursuant to the terms of Section 6(B) hereof, from time to time as evidenced by an Additional Sale Agreement and related documentation, together with any guarantees and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments. For all purposes hereunder, except with respect to Purchase Price or as otherwise set forth herein, Substituted Loans shall be treated as Additional Loans.

      (HH) "Trust Student Loan" means any student loan that is listed on the Schedule of Trust Student Loans on the Closing Date, plus any Additional Trust Student Loan, plus any Substituted Loan that is permissibly substituted for a Trust Student Loan by the Depositor pursuant to Section 6(B) of this Sale Agreement or pursuant to Section 6(B) of an Additional Sale Agreement, or by the Servicer pursuant to Section 3.5 of the Servicing Agreement, but shall not include any Purchased Student Loan following receipt by or on behalf of the Trust of the Purchase Amount with respect thereto or any Liquidated Student Loan following receipt by or on behalf of the Trust of Liquidation Proceeds with respect thereto or following such Liquidated Student Loan having otherwise been written off by the Servicer.

      (II) "Unsubsidized Stafford Loan" means a Loan made pursuant to Section 428H of the Higher Education Act.

      (JJ) "VG Funding Master Purchase Terms" means the Purchase Agreement Master Securitization Terms Number 1000 dated February 15, 2005, among VG Funding, LLC, as seller; Chase Manhattan Bank USA National Association, as interim eligible lender trustee for the benefit of VG Funding, LLC; SLM Funding LLC; and the Interim Eligible Lender Trustee for the benefit of the SLM Funding LLC.

SECTION 3. SALE/PURCHASE

     SECTION 3.1 SALE/PURCHASE OF INITIAL LOANS

      (A) Consummation of Sale and Purchase

          The sale and purchase of Eligible Loans pursuant to the Initial Sale Agreement with respect to the Initial Loans shall be consummated upon (i) the Purchaser's receipt from the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller of the Initial Bill of Sale, (ii) the payment by the Purchaser to the Seller of the Initial Payment

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      and (iii) the issuance to the Seller of the Excess Distribution
      Certificate. Upon consummation, such sale and purchase shall be effective as of the date of the Initial Bill of Sale. The Seller and the Purchaser shall use their best efforts to perform promptly their respective obligations pursuant to the Initial Sale Agreement with respect to each Initial Loan.

      (B) Settlement of the Initial Payment

          On the date of the Initial Bill of Sale, the Purchaser shall pay the Seller the Initial Payment by wire transfer in immediately available funds to the account specified by the Seller.

      (C) Interest Subsidy and Special Allowance Payments and Rebate Fees

          The Seller shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Initial Loan up to but not including the Initial Cutoff Date, and shall be responsible for the payment of rebate fees, if any, applicable to the Initial Loans accruing up to but not including the Closing Date. The Purchaser and the Eligible Lender Trustee, for the benefit of the Purchaser, shall be entitled to all Special Allowance Payments and Interest Subsidy Payments on the Initial Loans accruing from the Initial Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to the Initial Loans accruing from the Closing Date.

     SECTION 3.2 SALE/PURCHASE OF ADDITIONAL LOANS AND SUBSTITUTION OF SUBSTITUTED LOANS

      (A) Requirements Relating to Additional Loans

          From time to time during the Supplemental Purchase Period, the Seller may, but shall not be obligated to sell Eligible Loans to the Purchaser, and the Purchaser may (but only to the extent that funds are available at such time in the Supplemental Purchase Account) purchase such Additional Loans from the Seller at the related Additional Loans Purchase Price set forth in the related Additional Sale Agreement. In addition, at any time the Seller may transfer Substituted Loans to Purchaser in satisfaction of any Loan repurchase obligations hereunder. The sale and purchase (or substitution) of Additional Loans (or Substituted Loans) pursuant to an Additional Sale Agreement shall be consummated as set forth in this Section 3.2.

      (B) Consummation of Sale and Purchase

          During the Supplemental Purchase Period with respect to the Additional Loans (and thereafter with respect to Substituted Loans), the sale and purchase of Eligible Loans pursuant to an Additional Sale Agreement shall be consummated upon (i) the Purchaser's receipt from the Seller of a fully executed copy of the related Additional Sale Agreement; and (ii) the payment by the Purchaser to the Seller of the related Purchase Price. Upon consummation, such sale and purchase shall be effective as of the date of the related Additional Bill of Sale. The Seller and the Purchaser shall use their best efforts to

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      perform promptly their respective obligations pursuant to the related
      Additional Sale Agreement with respect to each Additional Loan.

      (C) Settlement of the Purchase Price

          On the date of the related Additional Bill of Sale for an Additional Loan, the Purchaser shall pay the Seller the related Purchase Price by wire transfer of immediately available funds to the account specified by the Seller (except that with respect to Substituted Loans, the consideration for such Loans shall be the transfer from the Purchaser to the Seller of ownership of the Loans being substituted for).

      (D) Interest Subsidy and Special Allowance Payments and Rebate Fees

          The Seller shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Additional Loan or Substituted Loan accruing up to but not including the related Subsequent Cutoff Date, as applicable, and shall be responsible for the payment of any rebate fees applicable to such Purchased Loans subject to the related Bill of Sale accruing up to but not including the date of the related Bill of Sale. The Purchaser and the Eligible Lender Trustee on behalf of the Purchaser shall be entitled to all Special Allowance Payments and Interest Subsidy Payments accruing from the related Subsequent Cutoff Date with respect to the Additional Loans or Substituted Loans, and shall be responsible for the payment of any rebate fees applicable to the Additional Loans accruing from the date of the related Bill of Sale.

     SECTION 3.3 GENERAL

      (A) Special Programs

          In consideration of the sale or substitution of the Eligible Loans under these Master Sale Terms and each Sale Agreement, the Purchaser agrees to cause the Servicer to offer each Borrower of a Trust Student Loan sold or substituted hereunder all special programs, whether or not in existence as of the date of any related Sale Agreement, generally offered to the obligors of comparable loans owned by the Seller, at all times subject to the terms and conditions of Section 3.12 of the Servicing Agreement. The Seller is selling Loans to the Purchaser or substituting Loans without regard to the effect of the special programs. The Seller shall remit to the Purchaser any amounts necessary to offset any effective yield reductions on any related Trust Student Loans as set forth in
      Section 3.12 of the Servicing Agreement.

      (B) Intent of the Parties

          With respect to each sale or substitution of Loans pursuant to these Master Sale Terms and the related Sale Agreements, it is the intention of the Seller, the Interim Eligible Lender Trustee, the Purchaser and the Eligible Lender Trustee, and the Seller hereby warrants that, the transfer and assignment constitute a valid sale of such Loans from the Seller to the Eligible Lender Trustee or a valid substitution, for the benefit of and on behalf of the Purchaser, and that the beneficial interest in and title to such Loans

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      not be part of the Seller's estate in the event of the bankruptcy of the
      Seller or the appointment of a receiver with respect to the Seller.

SECTION 4. CONDITIONS PRECEDENT TO SALE AND PURCHASE OR SUBSTITUTION

            Any purchase or substitution of Loans pursuant to these Master Terms is subject to the following conditions precedent being satisfied (and SLM ECFC and VG Funding, by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such purchase):

      (A)   Activities Prior to a Sale or Substitution

            Following the execution of a Sale Agreement, the Seller shall provide any assistance requested by the Purchaser in determining that all required documentation on the related Loans is present and correct.

      (B)   Continued Servicing

            The Seller shall service, or cause to be serviced, all Loans as required under the Higher Education Act until the date of the related Bill of Sale.

      (C)   Bill of Sale/Loan Transmittal Summary Form

            The Seller shall deliver to the Purchaser:

            (i) a Bill of Sale that (a) has been duly authorized, executed and delivered by an authorized officer of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller, covering the applicable Loans offered by the Seller, (b) has been accepted by the Purchaser as set forth thereon, selling, assigning and conveying to the Eligible Lender Trustee for the benefit of the Purchaser and its assignees all right, title and interest of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller, including the insurance interest of the Interim Eligible Lender Trustee for the benefit of the Seller, in each of the related Loans, and (c) states that the representations and warranties made by the Seller in Sections 5(A) and (B) of these Master Sale Terms are true and correct on and as of the date of the Bill of Sale; and

            (ii) the Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

      (D)   Endorsement

            The Seller shall provide a blanket endorsement transferring the entire interest of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller in the Loans to the Eligible Lender Trustee for the benefit of the Purchaser with the form of endorsement provided for in the Initial Sale Agreement with respect to the Initial Loans

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      or any Additional Sale Agreement with respect to any Additional Loans or
      Substituted Loans.

            At the direction of and in such form as the Purchaser may designate, the Seller also agrees to individually endorse any Eligible Loan as the Purchaser may request from time to time.

      (E)   Officer's Certificate

            The Seller shall furnish to the Purchaser, with each Bill of Sale provided in connection with each sale or substitution of Loans pursuant to these Master Sale Terms, an Officer's Certificate, dated as of the date of such Bill of Sale.

      (F)   Loan Transfer Statement

            Upon the Purchaser's request, the Seller shall deliver to the Purchaser one (1) or more Loan Transfer Statements (Department Form OE 1074 or its equivalent) provided by the Purchaser, executed by the Interim Eligible Lender Trustee for the benefit of the Seller and dated the date of the related Bill of Sale. The Seller agrees that the Purchaser and the Eligible Lender Trustee may use the related Bill of Sale, including the Loan Transmittal Summary Form attached to that Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by the Interim Eligible Lender Trustee for the benefit of the Seller to the Eligible Lender Trustee for the benefit of the Purchaser of the Loans listed on the related Bill of Sale.

      (G)   Power of Attorney

            The Seller and the Interim Eligible Lender Trustee hereby grant to the Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller any Eligible Loan to evidence the transfer of such Eligible Loan to the Eligible Lender Trustee on behalf of the Purchaser and to transfer or to cause to be transferred any Note from SLM ECFC, VG Funding or the Servicer to the Eligible Lender Trustee or the Indenture Trustee or any other custodian on behalf of either of them.

      (H)   Contemporaneous Sale

            Subject to the conditions set forth in Section 3.2(A) hereof, with respect to the purchase of Additional Loans, such Additional Loans shall be contemporaneously sold to the Eligible Lender Trustee on behalf of the Trust.

      (I)   Sufficient Funds

            With respect to the Additional Loans, the amount on deposit in the Supplemental Purchase Account shall be greater than or equal to the related Additional Loans Purchase Price.

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SECTION 5. REPRESENTATIONS AND WARRANTIES OF SELLER AND ELIGIBLE LENDER TRUSTEE

      (A)   General

      The Seller represents and warrants to the Purchaser that with respect to the Initial Loans, as of the Closing Date, and with respect to any Additional Loans sold by it or Substituted Loans substituted by it, as of the related Purchase Date:

            (i) The Interim Eligible Lender Trustee is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

            (ii) The Interim Eligible Lender Trustee and the Seller are duly organized and existing under the laws of their respective governing jurisdictions;

            (iii) The Interim Eligible Lender Trustee and the Seller have all requisite power and authority to enter into and to perform the terms of these Master Sale Terms, the Initial Sale Agreement and any Additional Sale Agreement, the Initial Bill of Sale and any Additional Bill of Sale; and

            (iv) The Interim Eligible Lender Trustee and the Seller will not, with respect to any Loan purchased under any Sale Agreement executed pursuant to these Master Sale Terms, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of the Purchaser.

      (B)   Particular

            The Seller represents and warrants to the Purchaser as to the Purchased Loans purchased by the Purchaser or substituted by the Seller under the Initial Sale Agreement with respect to the Initial Loans, or each Additional Sale Agreement with respect to any Additional Loans or Substituted Loans, in each case executed pursuant to these Master Sale Terms that as of the date of the Initial Sale Agreement, as of the Statistical Cutoff Date, or as of the related Additional Sale Agreement, as applicable, or as of the date otherwise noted:

            (i) The Interim Eligible Lender Trustee for the benefit of the Seller has good and marketable title to, and is the sole owner of, the Purchased Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses, or counterclaims have been asserted or threatened with respect to those Loans;

            (ii) These Master Terms create a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Loans in favor of the Eligible

            Lender Trustee, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from the Interim Eligible Lender Trustee and the Seller;

            (iii) The Purchased Loans constitute "Accounts" within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

            (iv) As of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, the Purchased Loans are Eligible Loans and the description of such Loans set forth in the related Sale Agreement and the related Loan Transmittal Summary Form is true and correct;

            (v) The Interim Eligible Lender Trustee and the Seller are authorized to sell, assign, transfer, substitute and repurchase the Purchased Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchase or substitution by the Seller and or the Interim Eligible Lender Trustee, will be made pursuant to and consistent with the laws and regulations under which the Seller and the Interim Eligible Lender Trustee operate, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Interim Eligible Lender Trustee or the Seller is a party or by which the Interim Eligible Lender Trustee or the Seller or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

            (vi) The Purchased Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

            (vii) No consents and approvals are required by the terms of the Purchased Loans for the consummation of the sale of the Purchased Loans hereunder to the Interim Eligible Lender Trustee;

            (viii) Each Purchased Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; such guarantee is in full force and effect and is freely transferable to the Eligible Lender Trustee for the benefit of the Purchaser as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the related Bill of Sale;

            (ix) Any payments on the Purchased Loans received by the Interim Eligible Lender Trustee for the benefit of the Seller that have been allocated to the reduction of principal and interest on such Purchased Loans have been allocated on a simple interest basis; the information with respect to the Purchased Loans as of the related Cutoff Date as stated on the related Loan Transmittal Summary Form is true and correct;

            (x) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Purchased Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

            (xi) All origination fees authorized to be collected pursuant to
            Section 438 of the Higher Education Act have been paid to the Secretary;

            (xii) Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

            (xiii) No Loan is more than two hundred ten (210) days past due as of the Statistical Cutoff Date, with respect to the Initial Loans, and the Subsequent Cutoff Date, as to the Additional Loans or Substituted Loans, no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither the Seller nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

            (xiv) It is the intention of the Seller, the Interim Eligible Lender Trustee, the Eligible Lender Trustee, and the Purchaser, and the Seller hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Loans from the Seller and the Interim Eligible Lender Trustee to the Eligible Lender Trustee for the benefit of the Purchaser and that the beneficial interest in and title to such Loans not be part of the Seller's estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller;

            (xv) With respect to the first sale of Loans from the Interim Eligible Lender Trustee, on behalf of the Seller, to the Eligible Lender Trustee for the benefit of the Purchaser, the Interim Eligible Lender Trustee and the Seller have caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Interim Eligible Lender Trustee hereunder;

            (xvi) Except for Purchased Loans executed electronically, there is only one original executed copy of the Note evidencing each Purchased Loan. For Purchased Loans that were executed electronically, the Servicer has possession of the electronic records evidencing the Note. The Interim Eligible Lender Trustee has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Notes that constitute or evidence the Purchased Loans. The Notes that constitute or evidence the Purchased Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Interim Eligible Lender Trustee. All financing statements filed or to be filed against the Interim Eligible Lender Trustee and the Seller in favor of the Eligible Lender Trustee in connection herewith describing the Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Eligible Lender Trustee;"

            (xvii) Other than the security interest granted to the Eligible Lender Trustee pursuant to this Agreement, the Seller and the Interim Eligible Lender Trustee have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Loans. The Seller and the Interim Eligible Lender Trustee have not authorized the filing of and are not aware of any financing statements against the Seller or the Interim Eligible Lender Trustee that include a description of collateral covering the Purchased Loans other than any financing statement relating to the security interest granted to the Eligible Lender Trustee hereunder or any other security interest that has been terminated. The Seller and the Interim Eligible Lender Trustee are not aware of any judgment or tax lien filings against the Seller or the Interim Eligible Lender Trustee; and

            (xviii) No Borrower of a Purchased Loan as of the related Cutoff Date is noted in the related Loan File as being currently involved in a bankruptcy proceeding; and

            (xix) With respect to all Additional Loans (other than with respect to Substituted Loans), the Supplemental Purchase Period is in full force and effect.

      (C) The Eligible Lender Trustee and the Purchaser represent and warrant that as of the date of each Sale Agreement and each Bill of Sale:

            (i) The Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under these Master Sale Terms, each Sale Agreement and each Bill of Sale;

            (ii) The Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of these Master Sale Terms and each Sale Agreement, and these Master Sale Terms and each Sale Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver these Master Sale Terms and each Sale Agreement on its behalf;

            (iii) Neither the execution nor the delivery by it of these Master Sale Terms and each Sale Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

            (iv) The Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by these Master Sale Terms, each Sale Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

SECTION 6. REPURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

      (A) Each party to these Master Terms shall give notice to the other such parties and to the Servicer, the Administrator and SLM ECFC or VG Funding, as applicable, promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Sections 5(A) and (B) hereof which has a material adverse effect on the interest of the Purchaser in any Trust Student Loan. In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor's guarantee of such Trust Student Loan, the Seller shall repurchase any affected Trust Student Loan not later than 120 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan. In the event of such a material breach which is curable by reinstatement of the applicable Guarantor's guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, the Seller shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period. The Seller shall also remit as provided in Section
      2.6 of the Administration Agreement on the date of repurchase of any Trust Student Loan pursuant to this Section 6(A) an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan. In consideration of the purchase of any such Trust Student Loan pursuant to this Section 6(A), the Seller shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.

            In addition, if any breach of Sections 5(A) and (B) hereof by the Seller does not trigger such repurchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of the Purchaser to repay such interest to a Guarantor), or the loss (including any obligation of the Purchaser to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then the Seller shall reimburse the Purchaser by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than
      (i) the last day of the next Collection Period ending not less than

      60 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where the Seller reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments. At the time such payment is made, the Seller shall not be required to reimburse the Purchaser for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

            Anything in this Section 6(A) to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by the Seller or the Servicer, exceeds 1% of the Pool Balance, the Seller or the Servicer shall purchase, within 30 days of a written request of the Eligible Lender Trustee or the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance. The Trust Student Loans to be purchased by the Seller (or the Servicer as provided in the Servicing Agreement) pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6(A)), with Trust Student Loans with the earliest such date to be repurchased first.

      (B) In lieu of repurchasing Trust Student Loans pursuant to Section 6(A) above, the Seller may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

                  (1) status (i.e., in-school, grace, deferment, forbearance or repayment),

                  (2) program type (i.e., Unsubsidized Stafford Loan or Subsidized Stafford Loan (pre-1993 vs. post-1993), PLUS Loan or SLS Loan),

                  (3)   school type,

                  (4)   total return,

                  (5)   principal balance, and

                  (6)   remaining term to maturity.

            In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing Eligible Loans to be substituted pursuant to this
      Section 6(B), the Seller shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders. In connection with each substitution a Sale Agreement and related Bill of Sale regarding such substituted Loans will be executed and delivered by the applicable parties.

            In the event that the Seller elects to substitute Eligible Loans pursuant to this Section 6(B), the Seller will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. The Seller shall also remit to the Administrator an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in Section 2.6 of the Administration Agreement.

      (C) The sole remedy of the Purchaser, the Eligible Lender Trustee and the Noteholders with respect to a breach by the Seller pursuant to Sections 5(A) and (B) hereof shall be to require the Seller to purchase such Trust Student Loans, to reimburse the Purchaser as provided in Section 6(A) above or to substitute Eligible Loans pursuant to Section 6(B). The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

SECTION 7. OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

      (A) Any payment received by the Seller with respect to amounts accrued after the date of the related Bill of Sale for any Purchased Loan sold to the Purchaser, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by the Seller in trust for the account of the Purchaser and the Seller hereby disclaims any title to or interest in any such amounts. Within two (2) Business Days following the date of receipt, the Seller shall remit to the Purchaser an amount equal to any such payments along with a listing on a form provided by the Purchaser identifying the Purchased Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

      (B) Any written communication received at any time by the Seller with respect to any Loan subject to these Master Terms or the related Sale Agreement shall be transmitted by the Seller to the Servicer within two
      (2) Business Days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8. CONTINUING OBLIGATION OF SELLER

      The Seller shall provide all reasonable assistance necessary for the Purchaser to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period the Seller owned the related Purchased Loan, or (b) a payment made or alleged to have been made to the Seller. Further, the Seller agrees to execute any financing statements at the request of the Purchaser in order to reflect the Purchaser's interest in the Loans.

SECTION 9. LIABILITY OF THE SELLER; INDEMNITIES

      The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under these Master Sale Terms and each related Sale Agreement.

            (i) The Seller shall indemnify, defend and hold harmless the Purchaser and the Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of the Purchaser, not including any taxes asserted with respect to, and as of the date of, the sale of the Purchased Loans to the Eligible Lender Trustee for the benefit of the Purchaser, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

            (ii) The Seller shall indemnify, defend and hold harmless the Purchaser and the Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents of the Purchaser and the Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Seller's willful misfeasance, bad faith or gross negligence in the performance of its duties under these Master Sale Terms or by reason of reckless disregard of its obligations and duties under these Master Sale Terms.

            (iii) The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Sale Agreement, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, (b) shall arise from any breach by the Eligible Lender Trustee of its covenants in its individual capacity under any of the Basic Documents; or (c) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties in its individual capacity set forth in these Master Sale Terms or any Sale Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

      Indemnification under this Section 9 shall survive the resignation or removal of the Eligible Lender Trustee and the termination of these Master Sale Terms and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or for the benefit of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

SECTION 10. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF THE
            SELLER

      Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, shall be the successor to the Seller without the execution or filing of any document or any further act by any of the parties to these Master Sale Terms; provided, however, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than the Seller, executes an agreement of assumption to perform every obligation of the Seller under these Master Sale Terms, each Sale Agreement and each Bill of Sale;
(ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 herein shall have been breached; (iii) the surviving Person, if other than the Seller, shall have delivered to the Eligible Lender Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in these Master Sale Terms relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction; (iv) if the Seller is not the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Purchaser or the Noteholders and (v) if the Seller is not the surviving entity, the Seller shall have delivered to the Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Eligible Lender Trustee, respectively, in the Purchased Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11. LIMITATION ON LIABILITY OF SELLER AND OTHERS

      The Seller and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Seller's obligations under Section 5 herein). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Sale Terms or any Sale Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of the Seller will constitute the sole remedy available to the Purchaser for uncured breaches; provided, however, that the information with respect to the Purchased Loans listed on the related Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Sale and to the extent that the aggregate Principal Balance listed on the related Bill of Sale is less than the aggregate Principal Balance stated on the related Bill of Sale, the Seller shall remit such amount to the Eligible Lender Trustee for the benefit of the Purchaser. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12. LIMITATION OF LIABILITY OF ELIGIBLE LENDER TRUSTEE

      Notwithstanding anything contained herein to the contrary, these Master Sale Terms and the Initial Sale Agreement has been, and any Additional Sale Agreement will be, signed by Chase Manhattan Bank USA, National Association, not in its individual capacity but solely in its capacity as Eligible Lender Trustee for the Purchaser and the Interim Eligible Lender Trustee for the Seller, as the case may be, and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of the Eligible Lender Trustee, the Interim Eligible Lender Trustee, the Purchaser or of the Seller, respectively, under these Master Sale Terms or any Sale Agreement or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Purchaser or the Seller, as the case may be.

SECTION 13. EXPENSES

      Except as otherwise provided herein, each party to these Master Sale Terms or any Sale Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of these Master Sale Terms or any Sale Agreement and the transactions contemplated herein or therein.

SECTION 14. SURVIVAL OF COVENANTS/SUPERSESSION

      All covenants, agreements, representations and warranties made herein and in or pursuant to the Initial Sale Agreement and each Additional Sale Agreement executed pursuant to these Master Sale Terms shall survive the consummation of the acquisition of the Purchased Loans provided for in the related Sale Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or for the benefit of the Seller shall bind and inure to the benefit of any successors or assigns of the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser and shall survive with respect to each Purchased Loan. Each Sale Agreement supersedes all previous agreements and understandings between the Purchaser and the Seller with respect to the subject matter thereof. A Sale Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by the Purchaser of any covenant, agreement, representation or warranty required to be made or furnished by the Seller or the waiver by the Purchaser of any provision herein contained or contained in any Sale Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained or contained in any Sale Agreement, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Sale Agreement, be construed to lessen the right of the Purchaser to insist upon the performance by the Seller in strict accordance with said terms.

SECTION 15. COMMUNICATION AND NOTICE REQUIREMENTS

      All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to the Seller or the Purchaser, as the case may be, addressed as set forth in the related Sale Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to the Seller or the Purchaser by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16. FORM OF INSTRUMENTS

      All instruments and documents delivered in connection with these Master Sale Terms and any Sale Agreement, and all proceedings to be taken in connection with these Master Sale Terms and any Sale Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and the Purchaser shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17. AMENDMENT

      These Master Sale Terms, any Sale Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended by the parties thereto without the consent of the related Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee, materially and adversely affect the interest of any such Noteholder.

      In addition, these Master Sale Terms, any Sale Agreement and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by the Seller, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Purchaser, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

      Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee, and each of the Rating Agencies.

      It shall not be necessary for the consent of Noteholders pursuant to this
Section 17 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

      Prior to the execution of any amendment to these Master Sale Terms, the Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by these Master Sale Terms and the Opinion of Counsel referred to in Section 7.1(i)(i) of the Administration Agreement. The Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's own rights, duties or immunities under these Master Terms or otherwise.

SECTION 18. NONPETITION COVENANTS

      Notwithstanding any prior termination of these Master Sale Terms, the Seller and the Interim Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause the Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

      Notwithstanding any prior termination of these Master Sale Terms, the Eligible Lender Trustee and the Purchaser shall not acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

SECTION 19. ASSIGNMENT

      As of the date hereof, the Seller and the Interim Eligible Lender Trustee each hereby assigns to the Purchaser its entire right, title and interest as purchaser and as the Interim Eligible Lender Trustee under (i) the SLM ECFC Master Purchase Terms, and the VG Funding Master Purchase Terms (including the contract rights in and to the SLM ECFC Purchase Agreement, as defined in the VG Funding Master Purchase Terms) that have been assigned to the Seller by VG Funding in the VG Funding Master Purchase Terms, and (ii) any Purchase Agreement thereunder and acknowledges that the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser will assign the same, together with the right, title and interest of the Purchaser and the Eligible Lender Trustee hereunder, to the Indenture Trustee under the Indenture.

SECTION 20. GOVERNING LAW

      These Master Sale Terms and any Sale Agreements shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties, hereunder shall be determined in accordance with such laws.

      IN WITNESS WHEREOF, the parties hereto have caused these Master Sale Terms to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM FUNDING LLC                      SLM STUDENT LOAN TRUST 2005-2
(Seller)                             (Purchaser)
                                     by Chase Manhattan Bank USA, National
                                     Association, not in its individual capacity but solely as Eligible Lender Trustee

By: /s/ MARK L. HELEEN               By: /s/ JOHN J. CASHIN

Name:  Mark L. Heleen                Name:  John J. Cashin
Title: Vice President                Title: Vice President

CHASE MANHATTAN BANK USA,            CHASE MANHATTAN BANK USA,
NATIONAL ASSOCIATION, not in its     NATIONAL ASSOCIATION, not in its
individual capacity but solely as    individual capacity but solely as Eligible
Interim Eligible Lender Trustee      Lender Trustee

By: /s/ JOHN J. CASHIN               By: /s/ JOHN J. CASHIN

Name:  John J. Cashin                Name:  John J. Cashin
Title: Vice President                Title: Vice President

                                                                    ATTACHMENT A

                             INITIAL SALE AGREEMENT

                          DATED AS OF FEBRUARY 15, 2005
                             SALE AGREEMENT NUMBER 1

      Pursuant to the Master Terms (as defined below), each of the Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee (the "Interim Eligible Lender Trustee") for the benefit of SLM Funding LLC (the "Seller") and the Seller hereby offer for sale to Chase Manhattan Bank USA, National Association, as the Eligible Lender Trustee on behalf of SLM Student Loan Trust 2005-2 (the "Purchaser") the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Loans described in the Bill of Sale and Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Eligible Lender Trustee on behalf of the Purchaser accepts the Seller's and the Interim Eligible Lender Trustee's offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be more than two hundred and ten (210) days past due as of the Statistical Cutoff Date, which shall be January 26, 2005.

                         TERMS, CONDITIONS AND COVENANTS

      In consideration of the Purchase Price, each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller hereby sells to the Eligible Lender Trustee for the benefit of the Purchaser the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Initial Loans accepted for purchase, subject to all the terms and conditions of the Sale Agreement Master Securitization Terms Number 1000 (the "Master Sale Terms") and amendments, each incorporated herein by reference, among the Seller, the Interim Eligible Lender Trustee, the Purchaser, and the Eligible Lender Trustee. The Initial Payment for the Initial Loans shall equal $1,980,674,548.81 (equal to $2,021,210,235.25 (representing the sale price of the Notes less underwriters' discounts and fees), less $5,012,023 (representing the Reserve Account Initial Deposit), less $5,205,000 (representing the Collection Account Initial Deposit) and less $30,318,663.44 (representing the Supplemental Purchase Account Initial Deposit).

      This document shall constitute the Initial Sale Agreement as referred to in the Master Sale Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Sale Terms. All references in the Master Sale Terms to Loans, Eligible Loans, Initial Loans or Purchased Loans, as applicable, shall be deemed to refer to the Loans governed by this Initial Sale Agreement. The Seller hereby makes the representations and warranties set forth in Sections 5(A) and (B) of the Master Sale Terms and makes such representations and warranties with respect to the Initial Loans governed by this Initial Sale Agreement.

      Each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller authorizes the Eligible Lender Trustee for the benefit of the Purchaser to use a copy of the Initial Bill of Sale, including the Loan Transmittal Summary Form attached to the Initial Bill of Sale (in lieu of OE Form 1074) as official notification to the applicable Guarantor of assignment to the

Eligible Lender Trustee for the benefit of the Purchaser of the Initial Loans purchased pursuant hereto on the Closing Date.

      The parties hereto intend that the transfer of Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans. However, in the event that notwithstanding the intentions of the parties, such transfer is deemed to be a transfer for security, then each of the Interim Eligible Lender Trustee and the Seller hereby grants to the Eligible Lender Trustee on behalf of the Purchaser a first priority security interest in and to all Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

      IN WITNESS WHEREOF, the parties hereto have caused this Initial Sale Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM FUNDING LLC                      SLM STUDENT LOAN TRUST 2005-2
---------------                      -----------------------------
(Seller)                             (Purchaser)
                                     by Chase Manhattan Bank USA, National
                                     Association, not in its individual capacity but solely as Eligible Lender Trustee

By: /s/  MARK L. HELEEN              By: /s/ JOHN J. CASHIN

Name: Mark L.  Heleen                Name: John J. Cashin
Title: Vice President                Title: Vice President

CHASE MANHATTAN BANK USA,            CHASE MANHATTAN BANK USA,
NATIONAL ASSOCIATION,not in its      NATIONAL ASSOCIATION, not in
individual capacity but solely       its individual capacity but solely
as Interim  Eligible Lender          as Eligible Lender Trustee
Trustee

By: /s/ JOHN J. CASHIN               By: /s/ JOHN J. CASHIN

Name: John J. Cashin                 Name: John J. Cashin
Title: Vice President                Title: Vice President

                         INITIAL SALE AGREEMENT NUMBER 1

                   BLANKET ENDORSEMENT DATED FEBRUARY 15, 2005

      Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC (the "Seller"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the "Notes") described in the Initial Bill of Sale dated the date hereof executed by the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller in favor of Chase Manhattan Bank USA, National Association as Eligible Lender Trustee on behalf of SLM Student Loan Trust 2005-2 (the "Purchaser"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Sale Terms referred to in the Initial Sale Agreement among the Seller, the Purchaser, the Interim Eligible Lender Trustee, and the Eligible Lender Trustee which covers this promissory note.

      This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

      Notwithstanding the foregoing, the Interim Eligible Lender Trustee for the benefit of the Seller agrees to individually endorse each Note in the form provided by the Purchaser as the Purchaser may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE PURCHASED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE SALE AGREEMENT MASTER LOAN SECURITIZATION TERMS 1000. BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE INITIAL SALE AGREEMENT ("INITIAL SALE AGREEMENT"). THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON THE PURCHASER'S PAYMENT TO THE SELLER OF THE INITIAL PAYMENT AS DEFINED IN THE MASTER SALE TERMS AND, UNLESS OTHERWISE AGREED BY THE SELLER AND THE PURCHASER, SHALL BE EFFECTIVE AS OF THE DATE OF THE INITIAL BILL OF SALE.

      IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                    PURCHASER
---------------------------------------   --------------------------------------
Chase Manhattan Bank USA, National        Chase Manhattan Bank USA, National
Association, not in its individual        Association, not in its individual
capacity but solely as Interim Eligible   capacity but solely as Eligible Lender
Lender Trustee for the Benefit of SLM     Trustee on behalf of SLM Student
Funding LLC                               Loan Trust 2005-2

Lender Code:  833 253

By: /s/ JOHN J. CASHIN                    By: /s/ JOHN J. CASHIN
     (Signature of Authorized Officer)        (Signature of Authorized
                                              Signatory for the Purchaser)

Name: John J. Cashin                      Name: John J. Cashin
Title: Vice President                     Title: Vice President

                                          Date of Purchase 15,2005

                                                                    ATTACHMENT B

                      BILL OF SALE DATED FEBRUARY 15, 2005

      The undersigned SLM Funding LLC ("Seller") and Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of the Seller under the Funding Interim Trust Agreement dated as of February 1, 2005 ("Interim Eligible Lender Trustee"), for value received and pursuant to the terms and conditions of Initial Sale Agreement Number 1 ("Initial Sale Agreement") among the Seller, the Interim Eligible Lender Trustee, SLM Student Loan Trust 2005-2 ("Purchaser") and Chase Manhattan Bank USA, National Association as the Eligible Lender Trustee, do hereby sell, assign and convey to the Eligible Lender Trustee on behalf of the Purchaser and its assignees all right, title and interest of the Seller and the Interim Eligible Lender Trustee, including the insurance interest of the Seller and the Interim Eligible Lender Trustee under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Eligible Lender Trustee on behalf of the Purchaser has accepted for purchase. The portfolio of Initial Loans accepted for purchase by the Eligible Lender Trustee on behalf of the Purchaser and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

      The Seller hereby makes the representations and warranties set forth in
Section 5 of the Sale Agreement Master Securitization Terms Number 1000 incorporated by reference in the Initial Sale Agreement. The Seller and the Interim Eligible Lender Trustee authorize the Eligible Lender Trustee on behalf of the Purchaser to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Eligible Lender Trustee on behalf of the Purchaser of the Initial Loans on the Closing Date.

                       LISTING OF LOANS ON FOLLOWING PAGE

CERTAIN OTHER LOAN CRITERIA

-     Not in claims status, not previously rejected
-     Not in litigation
-     Last disbursement was on or before the Statistical Cutoff Date
-     Loan is not swap-pending

*Based upon the Seller's estimated calculations, which may be adjusted upward or downward based upon the Purchaser's reconciliation.

**Includes interest to be capitalized.

GUARANTORS:

American Student Assistance
Arizona Educational Loan Program
California Student Aid Commission
Colorado Student Loan Program
Connecticut Student Loan Foundation
Educational Credit Management Corporation of Virginia
Finance Authority of Maine
Florida Bureau of Student Financial Assistance
Georgia Higher Education Assistance Corporation
Great Lakes Higher Education Corporation
Illinois Student Assistance Commission
Iowa College Student Aid Commission
Kansas United Student Aid Funds
Kentucky Higher Education Assistance Authority
Louisiana Office of Student Financial Assistance
Maryland Higher Education Loan Corporation
Michigan Guaranty Agency
Mississippi Guaranteed Student Loan Agency
Missouri Student Loan Program
Montana Guaranteed Student Loan Program
Nevada Department of Education
New Jersey Office of Student Assistance
New York State Higher Education Services Corporation
Northwest Education Loan Association
Oklahoma Guaranteed Student Loan Program
Oregon State Scholarship Commission
Pennsylvania Higher Education Assistance Agency
Rhode Island Higher Education Assistance Authority
South Dakota Education Assistance Corporation
State Student Assistance Commission of Indiana
Student Loan Guarantee Foundation of Arkansas, Inc.
Tennessee Student Assistance Corporation
Texas Guaranteed Student Loan Corporation
United Student Aid Funds, Inc.
Utah Higher Education Assistance Authority

      IN WITNESS WHEREOF, the parties hereto have caused this Initial Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                    PURCHASER
---------------------------------------   --------------------------------------
Chase Manhattan Bank USA, National        Chase Manhattan Bank USA, National
Association, not in its individual        Association, not in its individual
capacity but solely as Interim Eligible   capacity but solely as Eligible Lender
Lender Trustee for the Benefit of SLM     Trustee on behalf of SLM Student
Funding LLC                               Loan Trust 2005-2

Lender Code:___________________________

By: /s/ JOHN J. CASHIN                    By: /s/  JOHN J. CASHIN
     (Signature of Authorized Officer)        (Signature of Authorized
                                              Signatory for the Purchaser)

Name: John J. Cashin                      Name: John J. Cashin
Title: Vice President                     Title: Vice President

                                          Date of Purchase 15,2005

                                                                    ATTACHMENT C

                      ADDITIONAL SALE AGREEMENT NUMBER [ ]
                              Dated as of [ ], 2005

                      ADDITIONAL SALE AGREEMENT NUMBER [ ]

      Each of Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee (the "Interim Eligible Lender Trustee") for the benefit of SLM Funding LLC (the "Seller") and the Seller hereby offer for sale to Chase Manhattan Bank USA, National Association, as Eligible Lender Trustee on behalf of SLM Student Loan Trust 2005-2 (the "Purchaser"), the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Loans described in the related Additional Bill of Sale and the related Loan Transmittal Summary Form incorporated herein, and, to the extent indicated below, the Eligible Lender Trustee on behalf of the Purchaser accepts the Seller's and the Interim Eligible Lender Trustee's offer.

                         TERMS, CONDITIONS AND COVENANTS

      In consideration of the Purchase Price, each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller hereby sells to the Eligible Lender Trustee for the benefit of the Purchaser the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Loans accepted for purchase, subject to all the terms and conditions of the Sale Agreement Master Securitization Terms Number 1000, dated February 15, 2005 (the "Master Sale Terms"), and any amendments thereto permitted by its terms, incorporated herein by reference, among the Seller, the Purchaser, the Interim Eligible Lender Trustee and the Eligible Lender Trustee. The applicable
Additional Loans Purchase Price shall be $[    ].

      This document shall constitute an Additional Sale Agreement as referred to in the Master Sale Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Sale Terms. All references in the Master Sale Terms to Loans or Additional Loans or to Purchased Loans, as applicable, shall be deemed to refer to the Additional Loans governed by this Additional Sale Agreement. The Seller hereby makes the representations and warranties set forth in Sections 5(A) and (B) of the Master Sale Terms regarding the Additional Loans described in the related Additional Bill of Sale and the related Loan Transmittal Summary Form, as of the related Purchase Date.

      Each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller authorizes the Eligible Lender Trustee for the benefit of the Purchaser to use a copy of the related Additional Bill of Sale, including the Loan Transmittal Summary Form attached to such Additional Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantors of assignment to the Eligible Lender Trustee on behalf of the Purchaser of the Loans purchased pursuant hereto on the Purchase Date.

      The parties hereto intend that the transfer of Additional Loans described in the related Additional Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then each of the Interim Eligible Lender Trustee and the Seller hereby grants to the Eligible Lender Trustee for the benefit of the Purchaser a first priority security interest in and to all Additional Loans described in the related Additional Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

      IN WITNESS WHEREOF, the parties hereto have caused this Additional Sale Agreement Number [ ] to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                    PURCHASER
---------------------------------------   --------------------------------------
Chase Manhattan Bank USA, National        Chase Manhattan Bank USA, National
Association, not in its individual        Association, not in its individual
capacity but solely as Interim Eligible   capacity but solely as Eligible Lender
Lender Trustee for the Benefit of SLM     Trustee on behalf of SLM Student
Funding LLC                               Loan Trust 2005-2

Lender Code: 833 253

By: _________________________________     By: __________________________________
    (Signature of Authorized Officer)         (Signature of Authorized Signatory
                                               for the Purchaser)

Name: _______________________________     Name: ________________________________

Title: ______________________________     Title:________________________________

                                          Date of Purchase: ____________________

                    ADDITIONAL SALE AGREEMENT NUMBER [    ]
                   [ ] BLANKET ENDORSEMENT DATED [    ], 2005

SLM Funding LLC (the "Seller"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the "Notes") described in the Additional Bill of Sale executed by the Seller in favor of Chase Manhattan Bank USA, National Association, as the Interim Eligible Lender Trustee for the benefit of SLM Student Loan Trust 2005-2 (the "Purchaser"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Sale Terms referred to in the Additional Sale Agreement among the Seller, the Purchaser, the Interim Eligible Lender Trustee and the Eligible Lender Trustee which covers the promissory note (the "Additional Sale Agreement").

      This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

      Notwithstanding the foregoing, the Interim Eligible Lender Trustee for the benefit of the Seller agrees to individually endorse each Note in the form provided by the Purchaser as the Purchaser may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE ADDITIONAL LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE RELATED ADDITIONAL SALE AGREEMENT. BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE ADDITIONAL SALE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING'S PAYMENT TO THE SELLER OF THE ADDITIONAL LOANS PURCHASE PRICE AND, UNLESS OTHERWISE AGREED BY THE SELLER AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE ADDITIONAL BILL OF SALE.

      IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                    PURCHASER
---------------------------------------   --------------------------------------
Chase Manhattan Bank USA, National        Chase Manhattan Bank USA, National
Association, not in its individual        Association, not in its individual
capacity but solely as Interim Eligible   capacity but solely as Eligible Lender
Lender Trustee for the Benefit of SLM     Trustee on behalf of SLM Student
Funding LLC                               Loan Trust 2005-2

Lender Code: 833 253

By: ________________________________      By: ________________________________
    (Signature of Authorized Officer)         (Signature of Authorized Signatory
                                               for the Purchaser)

Name: ______________________________      Name: _______________________________

Title: _____________________________      Title: ______________________________

                                          Date of Purchase: ___________________

                                                                    ATTACHMENT D

                             ADDITIONAL BILL OF SALE
                               DATED [    ], 2005

      The undersigned SLM Funding LLC (the "Seller") and Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of the Seller under the Funding Interim Trust Agreement dated as of February 1, 2005 ("Interim Eligible Lender Trustee"), for value received and pursuant to the
terms and conditions of Additional Sale Agreement Number [    ] (the "Sale
Agreement") among the Seller, the Interim Eligible Lender Trustee, SLM Student Loan Trust 2005-2 (the "Purchaser") and Chase Manhattan Bank USA, National Association, as the Eligible Lender Trustee, does hereby sell, assign and convey to the Eligible Lender Trustee for the benefit of the Purchaser and its assignees all right, title and interest of the Seller and the Interim Eligible Lender Trustee, including the insurance interest of the Seller under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Eligible Lender Trustee for the benefit of the Purchaser has accepted for purchase. The portfolio of Additional Loans accepted for purchase by the Eligible Lender Trustee for the benefit of the Purchaser and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

      The Seller hereby makes the representations and warranties set forth in Sections 5(A) and 5(B) of the Sale Agreement Master Securitization Terms Number 1000 incorporated by reference in the Additional Sale Agreement related hereto. The Seller and the Interim Eligible Lender Trustee authorize the Eligible Lender Trustee on behalf of the Purchaser to use a copy of this document (in lieu of OE Form 1074) as official notification to the applicable Guarantor(s) of assignment to the Eligible Lender Trustee for the benefit of the Purchaser of the portfolio of Additional Loans accepted for purchase, on the date of purchase.

                       LISTING OF LOANS ON FOLLOWING PAGE

CERTAIN OTHER LOAN CRITERIA

-     Not in claims status, not previously rejected

-     Not in litigation

-     Last disbursement was on or before the related Cutoff Date

-     Loan is not swap-pending

*Based upon the Seller's estimated calculations, which may be adjusted upward or downward based upon the Seller's reconciliation.

** Includes interest to be capitalized.

GUARANTOR(S):

[TO BE PROVIDED]

N WITNESS WHEREOF, the parties hereto have caused this Additional Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                    PURCHASER
---------------------------------------   --------------------------------------
Chase Manhattan Bank USA, National        Chase Manhattan Bank USA, National
Association, not in its individual        Association, not in its individual
capacity but solely as Interim Eligible   capacity but solely as Eligible Lender
Lender Trustee for the Benefit of SLM     Trustee on behalf of SLM Student
Funding LLC                               Loan Trust 2005-2

Lender Code: _______________________

By: ________________________________      By: ________________________________
    (Signature of Authorized Officer)         (Signature of Authorized Signatory
                                               for the Purchaser)

Name: ______________________________      Name: ______________________________

Title: _____________________________      Title: _____________________________

                                          Date of Purchase: __________________

                                                                         Annex I

                          LOAN TRANSMITTAL SUMMARY FORM

                              Principal Balance
Additional Loans    as of the related Subsequent Cutoff Date     Purchase Price
----------------    -----------------------------------------    --------------